EXHIBIT 10.1
This Agreement has been executed in English and Arabic; Arabic version has been omitted for purposes of this filing.

Date: 24/02/2025G
Re: Amendment to the Credit Facility Agreement
Dated 27/07/1443H corresponding to 28/02/2022G
WHEREAS:
(1)Gulf International Bank Saudi Arabia, a Saudi closed joint-stock company with a capital of SAR7,500,000,000; commercial registration No. 2052001920 and Unified No. 7001399042; P.O. Box 93; Al Khobar 31952 Kingdom of Saudi Arabia; telephone: +966138664000; website www.gib.com; National Adress:5515 Cooperative Council Road - Al Khuzama Area, Unit No.54, Al Khobar 34721-8208; licensed by the Saudi Central Bank under number 2007 and operating under the Saudi Central Bank’s control and supervision. (the “Bank”).
And
(2)Lucid Limited Company, Foreign Limited Liability company organized and existing and doing business under the laws of the Kingdom of Saudi Arabia with Commercial Registration No. 1010716475 and unified No. 7023376614, dated 24/09/1442H, issued in Riyadh with its Head Office at Riyadh, Kingdom of Saudi Arabia (the “Borrower”).
(The Bank and the Borrower shall be referred to together as the Parties, each being a Party).
Have concluded a facilities letter dated 27/07/1443H corresponding to 28/02/2022G, (the “Facilities Letter”) pursuant to which the Bank extended to the Borrower committed revolving credit facilities in the aggregate maximum amount of SAR1,000,000,000/- (the “Facility”) and a master terms and conditions for the facilities dated 27/07/1443H corresponding to 28/02/2022G (the “Master Terms and Conditions”).
WHEREAS the Parties desire to amend and renew the Facilities Letter (the “Amendment”);
NOW, THEREFORE, the Parties have agreed to amend the Facilities Letter in accordance with the following terms and conditions:

Borrower’s Signature ---------------------------------- /s/ Faisal Sultan

FIRST:
The Recitals to this Amendment, written above, shall be considered an integral part of this Amendment.

SECOND:
Amending item “Total Facilities Limit”, “Termination Date”, “Administration Fee” and adding Commitment Fees to Sub-Clause 1.1 General of the Facilities Letter as follows:
Total Facilities Limit:
SAR 1,900,000,000/-.
Termination Date:
3 years from the date of this Amendment.
Administration Fee:
The Borrower shall pay the Bank Administration Fee at the rate of (0.10%) of the facility amount, payable once in advance.
Commitment Fees:
(0.25%) flat, payable quarterly in arrears, on the unutilized amount of the Facility.

THIRD:
Amending item (Total Facility) of Clause (1-3) Working Capital Facilities of the Facilities Letter as follows:
Total Facility:
SAR 1,900,000,000/-.

FOURTH:
Amending items (Sub-Limit) of Sub-clause (A) Short Term Advance Facility of Clause (1-3) Working Capital Facilities of the Facilities Letter as follows:
Sub-Limit:
SAR 1,900,000,000/-.

FIFTH:
Amending item (Sub-Limit) of Sub-clause (B) LC Facility of Clause (1-3) Working Capital Facilities of the Facilities Letter as follows:
Sub-Limit:
SAR 1,900,000,000/-.

SIXTH:
Adding Sub-clause (C) Guarantees Facility to Clause (13) Working Capital Facilities of the Facilities Letter as follows:

Amend FLA	Page 2 of 4	Borrower’s Signature ---------------------------------- /s/ Faisal Sultan

(C)    Guarantees Facility (Payment Guarantee, Advance Payment Guarantee, Performance Guarantee, Customs Guarantee, Standby LC):
Sub-Limit:
SAR 100,000,000/-

SEVENTH:
Amending item (iii) of sub-clause (a) of clause (3) OTHER CONDITIONS of the Facilities Letter as follows:
(iii)     Quarterly updates of Lucid Plant in KAEC project status and progression to be provided to the Bank, in a form to be agreed between the parties.
Aggregate value of undisbursed amounts under the SIDF & MISA agreements, to provide, and may include other liquidity sources of Lucid Limited Company at the sole discretion of the Bank, at a minimum, 110% coverage of the limit and/or outstanding exposure. The Bank has the right, at its sole discretion, to start adjusting the Facility Limit downward as the aggregate amount of undisbursed SIDF/MISA facilities reduces below SAR 2,090 million, such that 110% coverage is always maintained.

EIGHTH:
Save as the Bank may otherwise agree, the Borrower may not deliver any Notice of Drawdown or Application under the Facilities Letter unless the Bank has received the following documents and each is in form and substance, satisfactory to the Bank:
(a) This Amendment, each Annex, and any other Facility Document duly signed by the appropriate Obligor.
(b) Order Note with respect to the amount of Total Facilities Limit
(c) Evidence in form and substance satisfactory to the Bank that the person or persons signing this Amendment and any other documents to be delivered pursuant to this Amendment have the authority to do so, along with their specimen signatures.

Amend FLA	Page 3 of 4	Borrower’s Signature ---------------------------------- /s/ Faisal Sultan

The terms set out in the Master Terms and Conditions, not subject to this Amendment, shall remain unchanged.
This Amendment has been executed in two (2) counterparts, and each Party shall receive an original copy to act accordingly.
IN WITNESS WHEREOF, and in the presence of the authorized signatories of the Parties, this amendment letter has been executed the day and year first before written.

For and on behalf of the Bank

/s/ Ahmed Al Attas	/s/ Tristan Kermadec
Ahmed Al Attas Head of Coverage - Public Sector, Multinationals and Non-Banking Financial Institutions - Wholesale Banking	Tristan Kermadec Relationship Manager - Public Sector, International Companies, Multinational & NBFI - Wholesale Banking

For the Borrower

Lucid Limited Company

Signature:	/s/ Faisal Sultan
Signature Date:	February 24, 2025
Name:	Faisal Sultan

Amend FLA	Page 4 of 4